EXHIBIT 3.1


                                STATE OF FLORIDA

                               DEPARTMENT OF STATE       [SEAL]


I, RICHARD (DICK) STONE, Secretary of State of the State of Florida, do hereby certify that the following is a true and correct copy of

                          CERTIFICATE OF INCORPORATION

                                       OF


                               R J FINANCIAL CORP.

a corporation organized and existing under the Laws of the State of Florida, filed on the 24th day of January A.D., 1974 as shown by the records of this office.


        [SEAL]                GIVEN under my hand and the Great
                              Seal of the State of Florida, at
                              Tallahassee, the Capital, this the
                              25th day of January
                              A.D., 1974


                              /s/ RICHARD (DICK) STONE
                              -----------------------------
                              SECRETARY OF STATE

                            ARTICLES OF INCORPORATION

                                       OF

                              R J FINANCIAL CORP.


         The undersigned natural persons of the age of twenty-one or more, acting as incorporators under the provisions of Florida Statutes, Chapter 608, adopt the following Articles of Incorporation;



                                   ARTICLE I

                                      NAME

         The name of this corporation shall be: R J FINANCIAL CORP.


                                   ARTICLE II

                                TERM OF EXISTENCE

         The duration of this corporation is to be perpetual.


                                   ARTICLE III

                                    PURPOSES


         The principal purposes of the corporation shall be:

         To engage in and carry on a general securities brokerage and financial business.

         To underwrite, subscribe for, buy, sell, pledge, mortgage, hold and otherwise deal in stocks, bonds, obligations or securities of any private or public corporation, government or municipality, trusts, syndicates, partnerships or individuals and to do any other act or thing permitted by law for the preservation, protection, improvement or enhancement of the value of such shares of stock, bonds, securities or other obligations including the right to vote thereon.

         To undertake and carry on any business transaction or operation commonly carried on or undertaken by capitalists, promoters, financiers, contractors, merchants, commission men or agents.

         To promote or assist financially or otherwise, corporations, syndicates, partnerships, individuals or associations of all kinds and to give any guarantee in connection therewith for the payment of money or for the performance of any obligation or undertaking.

         To deal in shares, stocks, bonds, notes, debentures, or other evidence of indebtedness or securities of any domestic or foreign corporations, or mutual investment companies, either as principal, or as agent or broker, or otherwise. To acquire by lease, purchase, gift, devise, contract, concession, or otherwise, and to hold, own, develop, explore, exploit, improve, operate, lease, enjoy, control, manage, or otherwise turn to account, mortgage, grant, sell, exchange, convey, or otherwise dispose of, wherever situated, within or without the State of Florida, any and all real estate, lands, options, concessions, grants, land patents, franchises, rights, privileges, easements, tenements, estates, hereditaments, interests, and properties of every kind, nature and description whatsoever.

         To acquire, and to make payment therefor in cash or the stock or bonds of the corporation, or by undertaking or assuming the obligations and liabilities of the transferor, or in any other way, the good will, rights and property, the whole or any part of the assets, tangible or intangible, and to undertake or assume the liabilities of, any person, firm, association or corporation, to hold or in any manner dispose of the whole or any part of the property so purchased, to conduct in any lawful manner the whole or any part of the business so acquired and to exercise all of the powers necessary or convenient for the conduct and management thereof.

         To adopt, apply for, obtain, register, produce, take, purchase, exchange, lease, hire, acquire, secure, own, hold, use, operate, contract, or negotiate for, take licenses or other rights in respect of, sell, transfer, grant licenses and rights in respect of, manufacture under, introduce, sell, assign, collect the royalties on, mortgage, pledge, create liens upon, or otherwise dispose of, deal in, and turn to accounts letters patent, patents, patent rights, patents applied for or to be applied for, trade-marks, trade names and symbols, distinction marks and indications of origin or ownership, copyrights, syndicate rights, inventions, discoveries, devices, machines, improvements, licenses, processes, data, and formulae of any and all kinds granted by, or recognized under or pursuant to laws of the United States of America, or of any other country or countries whatsoever and with a view to the working and development of the same, to carry on any business, whether manufacturing or otherwise, which the corporation may think calculated, directly or indirectly, to effectuate these objects.

         To manufacture, purchase, or otherwise acquire, hold, own, sell, assign, transfer, lease, exchange, invest in, mortgage, pledge, or otherwise encumber or dispose of and generally deal and trade in and with, both within and without the State of Florida, and in any part of the world, goods, wares, merchandise, and property of every kind, nature and description.

         To enter into, make and perform contracts of every kind and description with any person, firm, association or corporation, municipality, body politics, country, territory, state, government or colony or dependency thereof.

         To borrow or raise money for any of the purposes of the corporation, without limit as to amount, and in connection therewith to grant collateral or other security either alone or jointly with any other person, firm or corporation, and to make, execute, draw, accept, endorse, discount, pledge, issue, sell or otherwise dispose of promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other evidences of indebtedness, negotiable or non-negotiable, transferable or non-transferable, and to confer upon the holders of any of its obligations such powers, rights and privileges as from time to time may be deemed advisable by the Board of Directors, to the extent permitted under the General Corporation Law of the State of Florida; to lend and advance money, extend credit, take notes, open accounts and every kind and nature of evidence of indebtedness and collateral security in connection therewith.

         To purchase or otherwise acquire, hold, sell, pledge, transfer or otherwise dispose of shares of its own capital stock, provided that the funds or property of the corporation shall not be used for the purchase of its own shares of capital stock when such use would cause any impairment of the capital of the corporation and provided further, that shares of its own capital stock belonging to the corporation shall not be voted upon directly or indirectly.

         To have one or more offices, conduct and carry on its business and operations and promote its objects within and without the State of Florida, in other states, the District of Columbia, the territories, colonies and dependencies of the United States, and in foreign countries, without restriction as to place or amount, but subject to the laws of such state, district, territory, colony dependency or country.

         To engage in any other business or businesses, whether related thereto or not, as may be approved by the Board of Directors and which businesses are permitted by law.

         In general to do any or all of the things herein set forth to the same extent as natural persons might or could do and in any part of the world, as principals, agents, contractors, trustees, or otherwise, within or without the State of Florida, either alone or in company with others, and to carry on any other business in connection therewith whether manufacturing or otherwise, and to do all things not forbidden, and with all the powers conferred upon corporations by the laws of the State of Florida.

         It is the intention that each of the objects, purposes and powers specified in each of the paragraphs of this third article of this Certificate of Incorporation shall, except where otherwise specified, be nowise limited or restricted by reference to or inference from the terms of any other paragraph or of any other article in this Certificate of Incorporation, but that the objects, purposes and powers specified in this article and in each of the articles or paragraphs of this Certificate shall be regarded as independent objects, purposes and powers, and the enumeration of specific purposes and powers shall not be construed to restrict in any manner the general terms and powers of this corporation, nor shall the expression of one thing be deemed to exclude another, although it be of like nature. The enumeration of objects or purposes herein shall not be deemed to exclude or in any way limit by inference any powers, objects, or purposes which this corporation is empowered to exercise, whether expressly by force of the laws of the State of Florida, now or hereafter in effect, or impliedly by any reasonable construction of said law.


                                   ARTICLE IV

                                  STOCK CLAUSE

         The aggregate number of shares of stock which this corporation shall have authority to issue shall be 2,000,000 shares of Common Stock (each with a par value of $0.01 [one cents]).

                                    ARTICLE V

                                 MINIMUM, CAPITAL

         The amount of capital with which the corporation shall begin business shall not be less than $500.00.

                                    ARTICLE VI

                      SUBSCRIBERS, INCORPORATORS & DIRECTORS

         The names and addresses of the Subscribers, Incorporators and Directors are:

      NAME                                          ADDRESS
      ----                                          -------

STEVEN C. KOEGLER                            14006-79th Avenue North
                                             Seminole, Florida

RICHARD 0. JACOBS                            1742 Serpentine Drive South
                                             St. Petersburg, Florida

H. ANNE THOMAS                               5531-E 17th Way South
                                             St. Petersburg, Florida

                                   ARTICLE VII

                               PRE-EMPTIVE RIGHTS

         No holder of any shares of stock of the corporation shall have any pre-emptive rights whatsoever to subscribe for or acquire additional shares of the corporation of any class, whether such shares shall be hereby or hereafter authorized; and no holder of shares shall have any right to subscribe to or acquire any shares which may be hold in the treasury of the corporation; nor shall any holder have a right to subscribe to or acquire any bonds, certificates of indebtedness, debentures or other securities convertible into stock, or carrying any right to purchase stock. All such additional or treasury shares or securities convertible into stock or carrying any right to purchase stock may be sold for such consideration, at such time, on such terms and to such person or persons, firms, corporations or associations as the Board of Directors may from time to time determine. Florida Statute 608.42(2), pre-emptive rights, shall not apply to this corporation.

                                  ARTICLE VIII

                                    DIRECTORS

         A. NUMBER

         The business of the corporation shall be managed initially by a board of not less than three (3) directors. The number of directors may, as provided in the by-laws, be from time to time increased or decreased, but shall never be less than three (3) nor more than twelve (12).


         B. INTERESTED DIRECTORS

         No contract or other transaction between this corporation and any other corporation, whether or not a majority of the shares of the capital stock of such other corporation is owned by this corporation, and no act of this corporation, shall in any way be affected or invalidated by the fact that any of the directors of this corporation are pecuniarily or otherwise interested in, or are directors or officers of, such other corporation. Any director individually, or any firm of which such director may be a member, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the corporation, provided that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors, or a majority thereof. Any director of this corporation who is also a director or officer of such other corporation, or who is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of this corporation that shall authorize such contract or transaction, and may vote thereat to authorize such contract or transaction, with like force and effect as if he were not such director or officer of such other corporation or not so interested.


         C. AUTHORITY TO MAKE LONG-TERM EMPLOYMENT CONTRACTS

         The Board of Directors may authorize the corporation to enter into employment contracts with any executive officer for periods longer than one year, and any charter or by-law provision for annual election shall be without prejudice to the contract rights, if any, of executive officer under such contracts.

         D. RELIANCE ON CORPORATION BOOKS

         Each officer, director, or member of any committee designated by the Board of Directors shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or reports made to the company by any of its officials or by an independent public accountant or by an appraiser selected with reasonable care by the Board of Directors or by any such committee or in relying in good faith upon other records of the company.


                                   ARTICLE IX

                       INITIAL OFFICE AND REGISTERED AGENT

         The address of the initial office of corporation is 6090 Central Avenue, St. Petersburg, Florida. The name of the initial registered agent of this corporation is RICHARD 0. JACOBS, 445 - 31st Street North, St. Petersburg, Florida.


                                   ARTICLE X

                                   AMENDMENTS

         The corporation reserves the right to amend, alter or repeal any provision contained in the Certificate of Incorporation in the manner now or hereafter prescribed by the statutes of Florida, and all rights and powers conferred on directors and stockholders herein are granted subject to this reservation.

         IN WITNESS WHEREOF, the undersigned, being the incorporators of this corporation, execute these Articles of Incorporation and certify to the truth of the facts herein stated, this 18th day of January, 1974.


                                             /s/ STEVEN C. KOEGLER
                                             -------------------------------
                                                 Steven C. Koegler


                                             /s/ RICHARD O. JACOBS
                                             --------------------------------
                                                 Richard O. Jacobs


                                             /s/ H. ANNE THOMAS
                                             --------------------------------
                                                 H. Anne Thomas
STATE OF FLORIDA

COUNTY OF PINELLAS

         Before me the undersigned officer duly authorized to administer oaths and take acknowledgments, personally appeared

STEVEN C. KOEGLER, RICHARD O. JACOBS and H. ANNE THOMAS, who, after being duly cautioned and sworn, depose and say that they have affixed their names to the foregoing Articles of Incorporation of R J FINANCIAL CORP. as the original subscribers to said corporation, for the purposes therein expressed.

         WITNESS my hand and official seal at St. Petersburg, Pinellas County, Florida, this 18th day of January, 1974.


                                             /s/ ILLEGIBLE
                                             -------------------------------
                                                 NOTARY PUBLIC

My commission expires:


NOTARY PUBLIC, STATE of FLORIDA at LARGE
MY COMMISSION EXPIRES JULY 4, 1977
Bonded By American Bankers Insurance Co.

                                STATE OF FLORIDA

                              DEPARTMENT OF STATE



I, RICHARD (DICK) STONE, Secretary of State of the State of Florida, do hereby certify that the following is a true and correct copy of Certificate of Amendment to Certificate of Incorporation of R J FINANCIAL CORP., a corporation organized and existing under the Laws of the State of Florida, amending ARTICLE IV, filed on the 26th day of March, A. D., 1974 as shown by the records of this office.


[SEAL]                              GIVEN UNDER MY HAND AND THE GREAT
                                    SEAL OF THE STATE OF FLORIDA, AT
                                    TALLAHASSEE, THE CAPITAL, THIS THE 27TH DAY
                                    OF MARCH, A.D., 1974.


                                     /s/ RICHARD (DICK) STONE
                                     ----------------------------------
                                         SECRETARY OF STATE

                   AMENDMENT TO THE ARTICLES OF INCORPORATION

                                       OF

                               R J FINANCIAL CORP.

         We, the undersigned, being all of the Directors (there being no President and Secretary) of R J FINANCIAL CORP., a corporation organized under the laws of the State of Florida and located in the City of St. Petersburg, hereby certify:

         1. The name of the corporation is R J FINANCIAL CORP.

         2. The Articles of Incorporation are amended by the following resolution adopted by the Board of Directors (there being no Shareholders):

"RESOLVED, That the Articles of Incorporation shall be amended so that Article IV is eliminated and the following substituted for such Article IV:


                                   ARTICLE IV

                                  STOCK CLAUSE

         1. SHARES AUTHORIZED. The aggregate number of shares of stock which this corporation shall have authority to issue shall be Two Million (2,000,000) shares of common stock (each with a par value of One Cents [$0.01]) and Two Hundred Thousand (200,000) shares of preferred stock, (each with a par value of Two Dollars [$2.00]).

         2. PREFERRED STOCK. Except as limited elsewhere in this Article IV, the rights, preferences and privileges of the shares thereof shall be determined by the Board of Directors in the resolution or resolutions by which it authorizes the issuance of such stock. By way of illustration, and not by way of limitation, the Board of Directors shall have the power to decide on the following terms:


         (a). whether the shares of preferred stock shall be participating;

         (b). the dividend rate or rates, if any, on the shares of preferred stock and the relation which dividends of preferred stock shall bear to the dividends payable on any other class or classes or of any other series of any class or classes of capital stock of the corporation;

         (c). the terms and conditions upon which and the periods in respect to which any such dividends shall be payable;

         (d). whether and upon what conditions any dividends of preferred stock shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate;

         (e). whether the shares shall be limited in dividends, if any, or whether they shall participate in dividends over and above the dividend rate, if any, provided for the shares;

         (f). whether any such dividends shall be payable in cash in shares of such series, in shares of any other class or classes or of any other series of any class or classes of capital stock of the corporation, or in other property, or in more than one of the foregoing;

         (g). whether the shares of preferred stock shall be redeemable or callable, the limitations and restrictions with respect to such redemption or call, the time or times of redemption, and the price or prices (which may be greater than par value) at which and the manner in which shares shall be redeemable or callable, including the manner of selecting shares for redemption if less than all shares are to be redeemed or called;

         (h). whether the shares of preferred stock shall be subject to the operation of a purchase, retirement or sinking fund, and, if so, whether and upon what conditions the purchase, retirement or sinking fund shall be cumulative or non-cumulative, and the extent to which and the manner in which the fund shall be applied to the purchase or redemption of the shares for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

         (i). the terms on which preferred stock shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of capital stock of the corporation, and the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of such conversion or exchange;

         (j). the extent to which holders of preferred stock shall be entitled to vote generally with respect to matters relating to the corporation and the matters on which the holders of preferred stock shall be entitled to vote as a class;

         (k). the preferences in respect to the assets of the corporation upon liquidation or winding up the corporation including the amount (which may be greater than par value) payable to holders of preferred stock before any amount is payable to holders of common stock; and

         (1). any other preferences, privileges and powers, and relative, participating, optional or other special rights and qualifications of or limitations or restrictions which the Board of Directors may deem advisable, provided they are not inconsistent with the provisions of these Articles of Incorporation.

         Notwithstanding anything herein to the contrary, each share of preferred stock shall stand on a parity with each other share of preferred stock upon the voluntary or involuntary liquidation, dissolution or distribution of assets, or winding up of the corporation.

         No dividend shall be paid, declared or set apart for payment on any preferred stock in respect of any period unless accumulated dividends shall be or shall have been paid, or declared and set apart for payment, pro rata, on all shares of outstanding preferred stock.

         3. COMMON STOCK. Whenever cash dividends upon the preferred stock at the time outstanding, to the extent of the preference to which such stock is entitled, shall have been paid in full for all past dividend periods or declared and set apart for payment, such dividends, payable in cash, stock or otherwise, as may be determined by the Board of Directors, may be declared by the Board of Directors, and paid from time to time to the holders of common stock out of the remaining net profit or surplus of the corporation.

         In the event of any liquidation, dissolution or winding up of the affairs of the corporation, whether voluntary or involuntary, all assets and funds of the corporation remaining after the payment to the holders of the preferred stock of the full amounts to which they shall be entitled, as provided by the Board of Directors in the resolution or resolutions by which it authorizes the issuance of such stock, shall be divided and distributed among the holders of the common stock according to their respective shares.

         The corporation may issue and sell its authorized shares of capital stock from time to time for such consideration as, from time to time, may be fixed by the Board of Directors, and any and all shares so issued shall be deemed fully paid and non-assessable and the holder of such shares shall not be liable to the corporation or its creditors in respect thereto."

         SIGNED AND DATED at St. Petersburg, Pinellas County, Florida, this day of 1974.

                                          R J FINANCIAL CORP.


                                          BY  /s/ STEVEN C. KOEGLER
                                            --------------------------
                                             Director

                                          BY /s/ H. ANNE THOMAS
                                            --------------------------
                                             Director

                                          BY /s/ RICHARD O. JACOBS
                                           ---------------------------
                                            Director


         SWORN AND SUBSCRIBED to before me this 7th day of March, 1974.


                                           /s/   ILLEGIBLE
                                           ---------------------------
                                            NOTARY PUBLIC

                                        Notary Public, State of Florida
                                        My Commission Expires. AUG. 11, 1974
My commission expires:

                                STATE OF FLORIDA



                              DEPARTMENT OF STATE



I certify that the attached is a true and correct copy of Certificate of Amendment to Articles of Incorporation of R J FINANCIAL CORP., a Florida corporation, filed on May 16, 1983, as shown by the records of this office.

         The charter number of this corporation is 444750.








                                        Given under my hand and the
                                     Great Seal of the State of Florida,
                                    at Tallahassee, the Capital, this the
                                           16th day of May, 1983.




                                                /s/ George Firestone
                                                    ---------------------
                                                    George Firestone
                                                    Secretary of State


[SEAL}

                                  AMENDMENT TO
                            ARTICLES OF INCORPORATION
                                       OF
                               R J FINANCIAL CORP.

                                                                  FILED
                                                            MAY 16 12 27PM'83
                                                             SECRETARY OF STATE
                                                           TALLAHASSEE, FLORIDA


     The undersigned officers of R J Financial Corp., (the "Corporation") do hereby certify that at a duly held meeting of the Board of Directors of the Corporation held May 9, 1983 and at the Annual Meeting of Shareholders of the Corporation held May 9, 1983, the following Resolutions were adopted amending the Corporation's Articles of Incorporation as follows:

     RESOLVED, that Article IV of the Articles of Incorporation of this Corporation is hereby amended in its entirety to read as follows:

                                   ARTICLE IV

                                  STOCK CLAUSE

     1. SHARES AUTHORIZED. The aggregate number of shares of stock which this corporation shall have authority to issue shall be Ten Million (10,000,000) shares of common stock (each with a par value of One Cent [$0.01]) and One Million (1,000,000) shares of preferred stock (each with a par value of Two Dollars [$2.00]).

     2. PREFERRED STOCK. Except as limited elsewhere in this Article IV, the rights, preferences and privileges of the shares thereof shall be determined by the Board of Directors shall have the power to decide on the following terms:

        (a). whether the shares of preferred stock shall be participating;

        (b). the dividend rate or rates, if any, on the shares of preferred stock and the relation which dividends of preferred stock shall bear to the dividends payable on any other class or classes or of any other series of any class or classes of capital stock of the corporation;

        (c). the terms and conditions upon which and the periods in respect to which any such dividends shall be payable;

        (d). whether and upon what conditions any dividends of preferred stock shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate;

        (e). whether the shares shall be limited in dividends, if any, or whether they shall participate in dividends over and above the dividend rate, if any, provided for the shares;

        (f). whether any such dividends shall be payable in cash, in shares of such series, in shares of any other class or classes or of any other series of any class or classes of capital stock of the corporation, or in other property, or in more than one of the foregoing;

        (g). whether the shares of preferred stock shall be redeemable or callable, the limitations and restrictions with respect to such redemption or call, the time or times of redemption, and the price or prices (which may be greater than par value) at which and the manner in which shares shall be redeemable or callable, including the manner of selecting shares for redemption if less than all shares are to be redeemed or called;

        (h). whether the shares of preferred stock shall be subject to the operation of a purchase, retirement or sinking fund, and, if so, whether and upon what conditions the purchase, retirement or sinking fund shall be cumulative or non-cumulative, and the extent to which and the manner in which the fund shall be applied to the purchase or redemption of the shares for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

        (i). the terms on which preferred stock shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of capital stock of the corporation, and the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of such conversion or exchange;

        (j). the extent to which holders of preferred stock shall be entitled to vote generally with respect to matters relating to the corporation and the matters on which the holders of preferred stock shall be entitled to vote as a class;

        (k). the preferences in respect to the assets of the corporation upon liquidation or winding up the corporation including the amount (which may be greater than par value) payable to holders of preferred stock before any amount is payable to holders of common stock; and

        (1). any other preferences, privileges and powers, and relative, participating, optional or other special rights and qualifications of or limitations or restrictions which the Board of Directors may deem advisable, provided they are not inconsistent with the provisions of these Articles of Incorporation.

     Notwithstanding anything herein to the contrary, each share of preferred stock shall stand on a parity with each other share of preferred stock upon the voluntary or involuntary liquidation, dissolution or distribution of assets, or winding up of the corporation.

     No dividend shall be paid, declared or set apart for payment on any preferred stock in respect of any period unless accumulated dividends shall be or shall have been paid, or declared and set apart for payment, pro rata, on all shares of outstanding preferred stock.

     3. COMMON STOCK. Whenever cash dividends upon the preferred stock at the time outstanding, to the extent of the preference to which such stock is entitled, shall have been paid in full for all past dividend periods or declared and set apart for payment, such dividends, payable in cash, stock or otherwise, as may be determined by the Board of Directors, may be declared by the Board of Directors, and paid from time to time to the holders of common stock out of the remaining net profit or surplus of the corporation.

     In the event of any liquidation, dissolution or winding up of the affairs of the corporation, whether voluntary or involuntary, all assets and funds of the corporation remaining after the payment to the holders of the preferred stock of the full amounts to which they shall be entitled, as provided by the Board of Directors in the resolution or resolutions by which it authorizes the issuance of such stock, shall be divided and distributed among the holders of the common stock according to their respective shares.

     The corporation may issue and sell its authorized shares of capital stock from time to time for such consideration as, from time to time, may be fixed by the Board of Directors, and any and all shares so issued shall be deemed fully paid and non-assessable and the holder of such shares shall not be liable to the corporation or its creditors in respect thereto.

     RESOLVED, that a new Article V to the Articles of Incorporation is hereby adopted to read as follows:

                                    ARTICLE V

                       VOTE TO EFFECT BUSINESS COMBINATION

     The affirmative vote of two-thirds (2/3) of all the shares outstanding and entitled to vote shall be required to approve any of the following:

        (a). any merger or consolidation of the corporation with or into any other corporation;

        (b). any share exchange in which a corporation, person, or entity acquires the issued or outstanding shares of stock of this corporation pursuant to a vote of stockholders;

        (c). any sale, lease, exchange or other transfer of all, or substantially all, of the assets of this corporation to any other corporation, person or entity;

        (d). any transaction similar to, or having a similar effect as, any of the foregoing transactions.

     Such affirmative vote shall be in lieu of the vote of stockholders otherwise required by law.

     RESOLVED, that a new Article IX to the Articles of Incorporation is hereby amended in its entirety to read as follows:

                                   ARTICLE IX

                                    AMENDMENT

     These Articles of Incorporation may be amended in the manner provided by law. Every amendment shall be approved by the Board of Directors, proposed by them to the stockholders, and approved at a stockholders' meeting by a majority of the stock entitled to vote thereon; provided, however, that the provisions set forth in Article V may not be altered, amended or repealed unless such alteration, amendment or repeal is approved by the affirmative vote of two-thirds (2/3) of all of the shares outstanding and entitled to vote.

     The current Article V and all subsequent Articles were renumbered to reflect the addition of the new Article V.

     IN WITNESS WHEREOF, we have duly executed this certificate for and on behalf of said Corporation, this 13TH day of May, 1983.


Corporate                               R J FINANCIAL CORP.
Seal

                                        By:  /s/ THOMAS A. JAMES
                                             -----------------------------
                                             Thomas A. James, President


Attest:                                 By:  /s/ LYNN PIPPENGER
                                             -----------------------------
                                             Lynn Pippenger, Secretary



STATE OF FLORIDA       )
                       )  ss.
COUNTY OF PINELLAS     )

      I HEREBY CERTIFY that on this 13d, day of May, 1983, before me personally appeared Thomas A. James and Lynn Pippenger, known to me and known to be the President and Secretary, respectively, of R J Financial Corp., the persons described in and who executed the foregoing Amendment, and they acknowledged before me the execution thereof to be their free act and deed as such, for the use and purposes therein mentioned.



                                             /S/ JEAN C. CRANE
                                             -----------------------------
Notary                                           Jean E. Crane
Seal                                             Notary Public

                                                 My Commission Expires:

                                STATE OF FLORIDA


                              DEPARTMENT OF STATE


    I certify that the attached is a true and correct copy of Certificate of Amendment to the Articles of Incorporation of R J FINANCIAL CORP., changing its name to RJ FINANCIAL CORPORATION, a Florida corporation, filed on June 2, 1983, as shown by the records of this office.

    The charter number of this corporation is 444750.

                                              Given under my hand and the
                                           Great Seal of the State of Florida
                                          at Tallahassee, the Capital, this the
                                                  7TH day of June, 1983.


                                                   /s/ GEORGE FIRESTONE
                                                       -------------------
                                                       George Firestone
                                                      Secretary of State
                                     X - 25

[SEAL]

                                    AMENDMENT
                          TO ARTICLES OF INCORPORATION
                                       OF
                              R J FINANCIAL CORP.


                                                                   FILED
                                                            1983 JUN-2 AM 10:58
                                                             SECRETARY OF STATE
                                                           TALLAHASSEE, FLORIDA




     The undersigned officers of R J Financial Corp., (the "Corporation") do hereby certify that at a duly held meeting of the Board of Directors of the Corporation held May 9, 1983 and at the Annual Meeting of Shareholders of the Corporation held May 9, 1983, the following Resolutions were adopted amending the Corporation's Articles of Incorporation as follows:

     RESOLVED, that Article I of the Articles of Incorporation of this Corporation is hereby amended in its entirety to read as follows:


                                    ARTICLE I

                                      NAME

     The name of the corporation shall be: RJ FINANCIAL CORPORATION.

     IN WITNESS WHEREOF, we have duly executed this certificate for and on behalf of said Corporation, this 25TH day of May, 1983.


Corporate                              R J FINANCIAL CORP.
Seal

                                       By: /s/ THOMAS A. JAMES
                                           --------------------------------
                                               Thomas A. James, President


Attest:                                By: /s/ LYNN PIPPENGER
                                           --------------------------------
                                               Lynn Pippenger, Secretary


STATE OF FLORIDA      )
                      )  ss.
COUNTY OF PINELLAS    )

     I HEREBY CERTIFY that on this 25TH day of May, 1983, before me personally appeared Thomas A. James and Lynn Pippenger, known to me and known to be the President and Secretary, respectively, of R J Financial Corp., the persons described in and who executed the foregoing Amendment, and they acknowledged before me the execution thereof to be their free act and deed as such, for the use and purposes therein mentioned.



Notary                                     /s/ JEAN E. CRANE
Seal                                           -----------------------------
                                               Jean E. Crane
                                               Notary Public

                                               My Commission Expires:

                                STATE OF FLORIDA


                              DEPARTMENT OF STATE






I certify that the attached is a true and correct copy of the Articles of Amendment, filed on February 20, 1987, to the Articles of Incorporation for RJ FINANCIAL CORPORATION, changing its name to RAYMOND JAMES FINANCIAL, INC., a Florida corporation, as shown by the records of this office.

The document number of this corporation is 444750.



                                               Given under my hand and the
                                           Great Seal of the State of Florida
                                          at Tallahassee, the Capital, this the
                                               24TH day of February, 1987.


                                                 /s/ GEORGE FIRESTONE
                                                     ---------------------
                                                     George Firestone
                                                     Secretary of State


[SEAL]

                                  AMENDMENT TO
                            ARTICLES OF INCORPORATION
                                       OF
                            RJ FINANCIAL CORPORATION

                                                                 FILED
                                                          1987 FEB 20 PM 1:00
                                                           SECRETARY OF STATE
                                                          TALLAHASSEE, FLORIDA

     The undersigned officers of RJ Financial Corporation, (the Corporation), do hereby certify that at the Annual Meeting of the Shareholders Corporation, held February 12, 1987, at the recommendation of the Board of Directors, the following Resolution was adopted amending the Corporation's Articles Incorporation as follows:

     RESOLVED, that Article I of the Articles of Incorporation of this Corporation is hereby amended in its entirety to read as follows:


                                   ARTICLE I

                                      NAME

     The name of the Corporation shall be:

                          RAYMOND JAMES FINANCIAL, INC.

     IN WITNESS WHEREOF, we have duly executed this certificate for and on behalf of said Corporation, this 12TH day of FEBRUARY 1987.


                                   ARTICLE I

                                      NAME

     The namn of the Corporation shall be:

                         RAYMOND JAMES FINANCIAL, INC.

     IN WITNESS WHEREOF, we have duly executed this certificate for and on behalf of said Corporation, this 12TH day of FEBRUARY, 1987.


(Corporate Seal)                           RJ FINANCIAL CORPORATION


                                           By /s/ FRANCIS S. GODBOLD
                                              ---------------------------
                                           Francis S. Godbold
                                           President

                                           By /s/ LYNN PIPPENGER
                                              ---------------------------
                                           Lynn Pippenger
                                           Secretary



STATE OF FLORIDA
COUNTY OF PINELLAS

     I HEREBY CERTIFY that on this 12TH day of FEBRUARY 1987, before me personally appeared Francis S. Godbold and Lynn Pippenger, known to me and known to be the President and Secretary, respectively, of RJ Financial Corporation, the persons described in and who executed the foreagoing Amendment, and they acknowledged before me the execution thereof to be their free act and deed as such, for the use and purposes therein mentioned.


                                     /s/ JEAN E. CRANE
                                         -----------------------------
Notary Seal                              Jean E. Crane
                                         Notary Public

                                         My Commission Expires:
                                            Notary Public, State of Florida at
                                            Large
                                         My Commission, Expires JULY 27, 1989

                                STATE OF FLORIDA


                                STATE OF FLORIDA


     I certify that the attached is a true and correct copy of the Article of Amendment, filed on June 13, 1991, to Article of Incorporation for RAYMOND JAMES FINANCIAL, INC., a Florida corporation, as shown by the record of this office.

     The document number of this corporation is 444750.


                                              Given under my hand and the
                                           Great Seal of the State of Florida
                                          at Tallahassee, the Capital, this the
                                                 25th day of June, 1991.






                                                   /s/ JIM SMITH
                                                       -------------------
                                                       Jim Smith
                                                   Secretary of State



[SEAL]

                                  AMENDMENT TO
                           ARTICLES OF INCORPORATION
                                       OF
                          RAYMOND JAMES FINANCIAL, INC.


                                                                FILED
                                                       1991 JUNE 13 AM 10:25
                                                         SECRETARY OF STATE
                                                        TALLAHASSEE, FLORIDA


The undersigned officers of Raymond James Financial, Inc., (the Corporation), do hereby certify that at a Special Meeting of the Shareholders of the Corporation, held June 4, 1991, at the recommendation of the Board of Directors, the following Resolution was adopted amending the Corporation's Articles of Incorporation as follows:

     RESOLVED, that Article IV of the Articles of Incorporation of this corporation is hereby amended in its entirety to read as follows:


                                   ARTICLE IV

                                  STOCK CLAUSE

     1. SHARES AUTHORIZED. The aggregate number of shares of stock which this corporation shall have authority to issue shall be twenty-five million (25,000,000) shares of common stock (each with a par value of one cent ($.0l)) and one million (1,000,000) shares of preferred stock (each with a par value of two dollars ($2.00)).

     IN WITNESS WHEREOF, we have duly executed this certificate for and on behalf of said Corporation, this 7TH day of JUNE, 1991.


                                        RAYMOND JAMES FINANCIAL, INC.

                                       By /s/ FRANCIS S. GOLDBOLD
                                         ----------------------------------
(Corporate Seal)                         Francis S. Goldbold

                                       By /s/ LYNN PIPPENGER
                                         ----------------------------------
                                         Lynn Pippenger
                                         President

STATE OF FLORIDA
COUNTY OF PINELLAS


I HEREBY CERTIFY, that on this 7TH day of June, 1991, before me personally appeared Francis S. Godbold, Lynn Pippenger, known to me to be the President and Secretary, respectively, of Raymond James Financial, Inc., the persons described in and who executed the foregoing Amendment, and they acknowledged before me the execution thereof to be their free act and deed as such, for the use and purposes therein mentioned.


                                           /s/ JEAN E. CRANE
                                               ----------------------
                                               Jean E. Crane
                                               Notary Public


Notary Public, State of Florida at Large
My Commission expires July 27,1993

                                STATE OF FLORIDA


                              DEPARTMENT OF STATE





I certify the attached is a true and correct copy of the Articles of Amendment, filed on March 8, 1993, to Article of Incorporation for RAYMOND JAMES FINANCIAL, INC., a Florida corporation, as shown by the records of this office.

The document number of this corporation is 444750.










                                           Given under my hand and the
                                         Great Seal of the State of Florida,
                                        at Tallahassee, the Capital, this the
                                              Eighth day of March, 1993



                                                    /s/ JIM SMITH
                                                        ------------------
                                                        Jim Smith
                                                        Secretary of State

                                  AMENDMENT TO
                            ARTICLES OF INCORPORATION
                                       OF
                         RAYMOND JAMES FINANCIAL, INC.


                                                                FILED
                                                        1993 MAR -8 PM 12:21
                                                         SECRETARY OF STATE
                                                        TALLAHASSEE, FLORIDA

     Article IV of the Articles of Incorporation of Raymond James Financial, Inc. was amended at the Annual Meeting of Shareholders of Raymond James Financial, Inc., held on February 11, 1992.

        1. The name of the Corporation is Raymond James Financial, Inc.

        2. Article IV of the Articles of Incorporation of Raymond James Financial, Inc., was amended as follows:

        "SHARES AUTHORIZED. The aggregate number of shares of stock which this corporation shall have authority to issue shall be fifty million (50,000,000) shares of common stock (each with a par value of one cent ($.01) and ten million (10,000,000) shares of preferred stock (each with a par value of ten cents ($.l0))."

        3. The foregoing amendment was approved and adopted by the shareholders at the Annual Meeting of Shareholders held on February 11, 1993.


        4. Of the issued and outstanding 14,045,702 shares of common stock, 12,837,499 shares were represented either in person or by proxy, constituting 91.3% of the outstanding shares, which represented a quorum. The number of votes cast for the amendment was sufficient for approval.

IN WITNESS WHEREOF, we have duly executed this certificate for and on behalf of said corporation, this 3RD day of MARCH, 1993.

                                        RAYMOND JAMES FINANCIAL, INC.


                                        By: /s/ FRANCIS S. GODBOLD
                                            -----------------------------
                                            Francis S. Godbold, President

                                        By: /s/ LYNN PIPPENGER
                                            -----------------------------
                                            Lynn P. Pippenger, Secretary


(Corporate Seal)

                                STATE OF FLORIDA


                              DEPARTMENT OF STATE




I certify the attached is a true and correct copy of the Articles of Amendment, filed on February 28, 1994, to Articles of Incorporation for RAYMOND JAMES FINANCIAL, INC., a Florida corporation, as shown by the records of this office.

The document number of this corporation is 444750.


                                             Given under my hand and the
                                          Great Seal of the State of Florida,
                                         at Tallahassee, the Capital, this the
                                              Seventh day of March, 1994


                                                  /s/ JIM SMITH
                                                      --------------------
                                                      Jim Smith
                                                      Secretary of State


[SEAL]

                                  AMENDMENT TO
                            ARTICLES OF INCORPORATION
                                       OF
                             RAYMOND JAMES FINANCIAL

                                                                FILED
                                                          94 FEB 28 PM 2:29
                                                         SECRETARY OF STATE
                                                        TALLAHASSEE, FLORIDA

     Article VIII of the Articles of Incorporation of Raymond James Financial, Inc., was amended at the Annual Meeting of the Shareholders of Raymond James Financial, Inc., held February 10, 1994.

        1. The name of the Corporation is Raymond James Financial, Inc.

        2. Article VIII of the Articles of Incorporation of Raymond James Financial, Inc., was amended as follows:

           "A. NUMBER

                The business of the corporation shall be managed initially by a board of not less than three (3) directors. The number of directors may, as provided in the by-laws, be from time to time increased or decreased, but shall never be less than three (3) nor more than thirteen (13)."

        3. The foregoing amendment was approved and adopted by the shareholders at the Annual Meeting of Shareholders held on February 10, 1994.

        4. Of the issued and outstanding 21,342,622 shares of common stock, 19,265,549 shares were represented either in person or by proxy, constituting over 91.75% of the outstanding shares, which represented a quorum. The number of votes cast for the amendment was sufficient for approval.

IN WITNESS WHEREOF, we have duly executed this certificate for and on behalf of said corporation, this day of February, 1994.


          RAYMOND JAMES FINANCIAL, INC.

                                        By: /s/ FRANCIS S. GODBOLD
                                            -----------------------------
                                            Francis S. Godbold, President


                                        By: /s/ LYNN PIPPENGER
                                            -----------------------------
                                            Lynn Pippenger, Secretary


(Corporate Seal)

STATE OF FLORIDA
COUNTY OF PINELLAS

I HEREBY CERTIFY, that on the 18TH day of February, 1994, before me personally appeared Francis S. Godbold and Lynn Pippenger, known to me to be the President and Secretary, respectively, of Raymond James Financial, Inc., the persons described in and who executed the foregoing Amendment, and they acknowledged before me the execution thereof to be their free act and deed as such, for the use and purposes therein mentioned.



     NOTARY PUBLIC, STATE OF FLORIDA.
     MY COMMISSION EXPIRES: Feb. 21, 1995.
     BONDED THRU NOTARY PUBLIC UNDERWRITERS.

                                                  /s/ GRACE M. PALSHA
                                                  --------------------
                                                  Grace M. Palsha
                                                  Notary Public

My Commission expires________________________